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                                                                   EXHIBIT 10.21

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                              TRANCHE B TERM NOTE
                              -------------------


$30,000,000                                        New York, New York
                                                               December 10, 1996


          FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Credit Lyonnais New York Branch (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, the principal amount of thirty million dollars ($30,000,000) or, if less, the unpaid principal amount of the Tranche B Term Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as hereinafter defined). This Tranche B Term Note (this "Note") shall exist contemporaneously with another Tranche B Term Note (the "Atlanta B Note") payable to the order of Credit Lyonnais Atlanta Agency issued pursuant to the terms of the Credit Agreement; provided, however, that the aggregate principal amount under both this Note and the Atlanta B Note shall not exceed thirty million dollars ($30,000,000) at any time.

          The principal amount shall be paid in accordance with the terms and conditions specified in subsection 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche B Term Loan made by it pursuant to the terms of the Credit Agreement and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Tranche B Term Loan under the terms of the Credit Agreement or this Note.

          This Note (a) is one of the Tranche B Term Notes referred to in the Credit Agreement, dated December 10, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

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          Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind except as otherwise provided in the Credit Agreement.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                                                 GENCOR INDUSTRIES, INC.


                                                 By: /s/ E.J. Elliott
                                                    --------------------------
                                                 Name:   E.J. Elliott
                                                 Title:  President